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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): December 20, 2007

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                                    Dell Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                    0-17017                74-2487834
(State or other jurisdiction  (Commission File Number)     (IRS Employer
       of incorporation)                                 Identification No.)


                      One Dell Way, Round Rock, Texas 78682
              (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (512) 338-4400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events.

On December 20, 2007, Dell issued a press release announcing that it would complete the purchase of CIT Group Inc.'s 30 percent interest in Dell Financial Services L.P. by December 31, 2007, thereby making Dell the sole owner of the finance services company. A copy of the press release is furnished as Exhibit
99.1 to this report.

On December 21, 2007, Dell issued a press release announcing the signing of an agreement to acquire The Networked Storage Company Limited. The acquisition will not be final until all closing conditions are met. A copy of the press release is furnished as Exhibit 99.2 to this report.

Dell completed its previously announced acquisition of Everdream Corporation on December 20, 2007.


Item 9.01  Financial Statements and Exhibits.

99.1 - Press Release issued by Dell Inc., dated December 20, 2007.
99.2 - Press Release issued by Dell Inc., dated December 21, 2007.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DELL INC.


Date:  December 21, 2007            By:   /s/ Thomas H. Welch, Jr.
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                                          Thomas H. Welch, Jr.
                                          Vice President and Assistant Secretary


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                                  EXHIBIT INDEX


   Exhibit      Description of Exhibit
     No.        ----------------------
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    99.1        Press Release issued by Dell Inc., dated December 20, 2007.

    99.2        Press Release issued by Dell Inc., dated December 21, 2007.


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